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                                                                  EXHIBIT 10.3.5



                      SUPPLEMENT NO. 2 dated May 15, 2000
                   to Employment Agreement dated May 1, 1997
              between PAUL CAFIERO and AM GENERAL CORPORATION, as
              amended by Supplement No. 1, dated November 1, 1999


5. Effective as of May 15, 2000, Section 2(a) of the Employment Agreement is amended to read in its entirety as follows:

          "(a) a salary at the rate of One Hundred Ninety Thousand ($190,000) Dollars per year (or such greater amount as Employer may from time to time determine), payable periodically in accordance with the Employer's usual executive payroll payment procedures; plus"


     Except as expressly modified hereby, all provisions of the Employment Agreement as supplemented by Supplement No. 1 shall remain in full force and effect.



                                             AM GENERAL CORPORATION


                                             By: __________________________
                                                 Employer

                                             By: __________________________
                                                 Employee
_______________________
Witness